<page)                                               Exhibit 10(a)
                        FIRST AMENDMENT AGREEMENT
                        -------------------------

        AGREEMENT, dated as of May 9, 1996, among TRANS-LUX CORPORATION, a Delaware corporation, TRANS-LUX CONSULTING CORPORATION, a Delaware corporation, TRANS-LUX SIGN CORPORATION, a Delaware corporation, TRANS-LUX MONTEZUMA CORPORATION, a New Mexico corporation, INTEGRATED SYSTEMS ENGINEERING, INC., a Utah corporation, the GUARANTORS, and FIRST UNION BANK OF CONNECTICUT (formerly known as First Fidelity Bank), a Connecticut banking corporation.

                                  Background
                                  ----------

     A. Capitalized terms not otherwise defined shall have the meanings ascribed to them in the Credit Agreement dated as of August 28, 1995, between Trans-Lux Corporation, Trans-Lux Consulting Corporation, Trans-Lux Sign Corporation, Trans-Lux Montezuma Corporation, Integrated Systems Engineering, Inc., and First Union Bank of Connecticut (as amended, modified or supplemented from time to time, the "Credit Agreement").

     B. The Borrowers have requested that the Lender, among other things, increase, from $4,000,000 to $7,000,000, the maximum amount of Loan C.

     C. The Lender has agreed to the Borrowers' requests subject to the terms and conditions of this Agreement.

                                   Agreement
                                   ---------

     In consideration of the Background, which is incorporated by reference, the parties, intending to be legally bound, agree as follows:

     1.  Modifications.  All the terms and provisions of the Credit Agreement
         --------------
and the other Loan Documents shall remain in full force and effect except as follows:

     (a) The information with respect to notices under Section 10.10 of the Credit Agreement is deleted and the following is substituted therefor:

                (a)  If to Lender:

                        First Union Bank of Connecticut
                        300 Main Street
                        Stamford, Connecticut 06904
                        Attention:  Ms. Anne S. Wilson
                        Facsimile No.  (203) 964-8239

                                2
                     With copies to:

                        Cummings & Lockwood
                        Four Stamford Plaza
                        Stamford, Connecticut 06904
                        Attention:  Gregory E. Harmer, Esq.
                        Facsimile No.  (203) 351-4499


     (b) The definitions of "Lender", "Loan C", "Loan C Commitment Termination Date", "Loan C Maturity Date", "Note A", "Note B" and "Note C" set forth in Annex A to the Credit Agreement are deleted and the following are, respectively, substituted therefor:

                "Lender" shall mean First Union Bank of Connecticut, a Connecticut banking corporation having an office located at 300 Main Street, Stamford, Connecticut 06904

                "Loan C" shall mean the revolving loan facility extended by Lender to TLX in the original principal amount of $7,000,000, evidenced by Note C.

                "Loan C Commitment Termination Date" shall mean the earliest of
                (i) June 30, 1998, (ii) the date of termination of Loan C pursuant to Section 8.2, and (iii) the date of termination of Loan C in accordance with the provisions of Section (a)(iii)(E) of Schedule 1.1.

                "Loan C Maturity Date"  shall mean June 30, 2003

                "Note A" shall mean the Term Promissory Note in the original principal amount of $8,000,000, in the form of the attached Exhibit "A-1", as the same may be renewed, reissued, exchanged, consolidated, amended, modified, replaced or supplemented from time to time.

                "Note B" shall mean the Term Promissory Note in the original principal amount of $7,581,000, in the form of the attached Exhibit "A-2", as the same may be renewed, reissued, exchanged, consolidated, amended, modified, replaced or supplemented from time to time.

                "Note C" shall mean the Term Promissory Note in the original principal amount of $4,000,000, in the form of the attached Exhibit "A-3", as the same may be renewed, reissued, exchanged, consolidated, amended, modified, replaced or supplemented from time to time.

                                     3
    (c) Subparagraph 3 of Annex C to the Credit Agreement is deleted and the following is substituted therefor:

                3. An unused facility fee (the "Non-use Fee") payable to Lender equal to one-half of one percent (0.50%) commencing August 28, 1995, and continuing through the date prior to the effective date of the First Amendment Agreement dated as of May 9, 1996, and, commencing on the effective date of such Amendment Agreement, three-eighths of one percent (0.375%) per annum on the average unused daily balance of Loan C, payable in arrears (i) for the preceding calendar quarter, on the first day of each calendar quarter commencing October 1, 1995, and
                (ii) on the Loan C Commitment Termination Date.

    (d) The figure "$4,000,000" contained in Schedule 1.1 to the Credit Agreement is deleted and the figure "$7,000,000" is substituted therefor:

    (e) Subparagraph (c)(iii) of Schedule 1.2 of the Credit Agreement is deleted and the following is substituted therefor:

                On June 30, 1998, the then outstanding indebtedness under Note C shall be payable in nineteen (19) equal payments each in the amount of one-twentieth (1/20th) of the amount then outstanding under Note C, payable on October 1, 1998, and continuing on the first day each successive Fiscal Quarter and a final payment on June 30, 2003 of all amounts then outstanding under Note C.

     2. Fees. (a) In consideration of the Lender's execution, delivery and performance of this Agreement, the Borrower agrees to pay to the Lender the amount of $30,000 (the "Amendment Fee") prior to or simultaneously with the execution and delivery of this Agreement.

     (b) The Borrowers agree that the fee set forth under subsection (a) above shall be deemed a "Fee" under the Credit Agreement.

     3. Conditions to Effectiveness. This Agreement shall not be effective until such date as the Lender shall have received the following, all in form, scope and content acceptable to the Lender in its sole discretion:

     (a) Amendment Agreement. This Agreement duly executed by the parties hereto.

     (b) Allonge. The First Allonge to Revolving Promissory Note duly drawn to the order of Lender.

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                                4
     (c) Real Estate Documents. Mortgage Modification Agreements with respect to each of the mortgages or deeds of trust granted to secure the Obligations and endorsements to the title insurance policies delivered in connection therewith.

     (d)  Amendment Fee.  The Amendment Fee in immediately available funds.

     (e) Other. Such other agreements and instruments as the Lender shall reasonably require.

     4. Reaffirmation By Borrowers. The Borrowers acknowledge and agree, and reaffirm, that each is legally, validly and enforceably indebted to the Lender under the Notes without defense, counterclaim or offset, and that each is legally, validly and enforceably liable to the Lender for all costs and expenses of collection and reasonable attorneys' fees as and to the extent provided in this Agreement, the Credit Agreement, the Notes and the other Loan Documents. The Borrowers hereby restate and agree to be bound by all covenants contained in the Credit Agreement and the other Loan Documents and hereby reaffirm that all of the representations and warranties contained in the Credit Agreement and the other Loan Documents remain true and correct in all material respects with the exception that the financial statements described therein are deemed true as of the date made. The Borrower represents that except as set forth in the Credit Agreement and the other Loan Documents, there are not pending, or to the Borrower's knowledge threatened, legal proceedings to which the Borrowers or either of the Guarantors is a party, or which materially or adversely affect the transactions contemplated by this Agreement or the ability of the Borrowers or any of the Guarantors to conduct its business on a consolidated basis. The Borrowers acknowledge and represent that the resolutions of the Borrowers dated July 27, 1995, remain in full force and effect and have not been amended, modified, rescinded or otherwise abrogated.

     5. Reaffirmation by Guarantors. Each of the Guarantors acknowledges that each is legally and validly indebted to the Lender under the Guaranty of each without defense, counterclaim or offset. Each of the Guarantors affirms that the Guaranty of each remains in full force and effect and acknowledges that the Guaranty of each encompasses, without limitation, the amount of Loan C, as modified herein.

     6. Other Representations By Borrowers and Guarantors. The Borrowers and the Guarantors each represents and confirms that (a) no Default or Event of Default has occurred and is continuing and the Lender has not given its consent to or waived any Default or Event of Default and (b) the Credit Agreement and the other Loan Documents are in full force and effect and enforceable against the Borrower and Guarantors in accordance with the terms thereof. The Borrowers and the Guarantors each represent and confirm that as of the date hereof, each has no claim or defense (and the Borrowers and the Guarantors each hereby waive every claim and defense as of the date hereof) against the Lender arising out of or relating to the Credit Agreement and the other Loan Documents

                                5
or the making, administration or enforcement of the Revolving Loan and the remedies provided for under the Loan Documents.

     7. No Waiver By Lender. The Borrowers and the Guarantors each acknowledges that (a) by the execution by each of this Agreement, the Lender is not waiving any Default, whether now existing or hereafter occurring, disclosed or undisclosed, by the Borrower under the Loan Documents and (b) the Lender reserves all rights and remedies available to it under the Loan Documents and otherwise.

  The parties have executed this Agreement as of the date first written above.


                                        BORROWERS:

                                        TRANS-LUX CORPORATION


                                        By \s\ Victor Liss
                                          ---------------------
                                          Victor Liss
                                          Title:  President


                                        By \s\ Angela Toppi
                                          ---------------------
                                          Angela Toppi
                                          Title:  Senior Vice President and
                                                  Chief Financial Officer

                                        TRANS-LUX CONSULTING
                                              CORPORATION


                                        By \s\ Victor Liss
                                          ---------------------
                                          Victor Liss
                                          Title:  President


                                        By \s\ Angela Toppi
                                          ---------------------
                                          Angela Toppi
                                          Title:  Senior Vice President and
                                          Chief Financial Officer


                                        TRANS-LUX SIGN CORPORATION


                                        By \s\ Victor Liss
                                          ---------------------
                                          Victor Liss
                                          Title:  President

                                        By \s\ Angela Toppi
                                          ---------------------
                                          Angela Toppi
                                          Title:  Senior Vice President and
                                          Chief Financial Officer

                                7
                                        TRANS-LUX MONTEZUMA
                                             CORPORATION


                                        By \s\ Victor Liss
                                          ---------------------
                                          Victor Liss
                                          Title:  President


                                        By \s\ Angela Toppi
                                          ---------------------
                                          Angela Toppi
                                          Title:  Senior Vice President and
                                          Chief Financial Officer


                                        INTEGRATED SYSTEMS
                                             ENGINEERING, INC.


                                        By \s\ Victor Liss
                                          ---------------------
                                          Victor Liss
                                          Title:  President


                                        By \s\ Angela Toppi
                                          ---------------------
                                          Angela Toppi
                                          Title:  Senior Vice President and
                                          Chief Financial Officer

                                        GUARANTORS:

                                        TRANS-LUX SIGN CORPORATION
                                        TRANS-LUX CONSULTING CORPORATION
                                        SAUNDERS REALTY CORPORATION
                                        TRANS-LUX CANADA, LTD.
                                        TRANS-LUX COCTEAU CORPORATION
                                        TRANS-LUX COLORADO CORPORATION
                                        TRANS-LUX CREDIT TERMINAL
                                              CORPORATION
                                        TRANS-LUX DURANGO CORPORATION
                                        TRANS-LUX EXPERIENCE CORPORATION
                                        TRANS-LUX HIGH FIVE CORPORATION

                                8
                                        TRANS-LUX INVESTMENT CORPORATION
                                        TRANS-LUX LOMA COPORATION
                                        TRANS-LUX MONTEZUMA CORPORATION
                                        TRANS-LUX MULTIMEDIA COPORATION
                                        TRANS-LUX PENNSYLVANIA
                                              CORPORATION
                                        TRANS-LUX SEAPORT CORPORATION
                                        TRANS-LUX SERVICE CORPORATION
                                        TRANS-LUX SOUTHWEST CORPORATION
                                        TRANS-LUX STORYTELLER CORPORATION
                                        TRANS-LUX SYNDICATED PROGRAMS
                                              CORPORATION
                                        TRANS-LUX TAOS CORPORATION
                                        TRANS-LUX THEATRES CORPORATION
                                        TRANS-LUX YUCCA CORPORATION
                                        TRANS-LUX LOVELAND CORPORATION
                                        INTEGRATED SYSTEMS ENGINEERING,
                                              INC.
                                        TRANS-LUX PTY, LTD


                                        By \s\ Victor Liss
                                          ---------------------
                                          Victor Liss
                                          Title:  President


                                        By \s\ Angela Toppi
                                          ---------------------
                                          Angela Toppi
                                          Title:  Senior Vice President and
                                                  Chief Financial Officer

                                        LENDER:

                                        FIRST UNION BANK OF
                                             CONNECTICUT


                                        By \s\ Anne S. Wilson
                                          --------------------
                                          Anne S. Wilson
                                          Title:  Vice President

S2238721.DOC 05/09/96


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